Rule 497(e)
                                                  File Nos. 033-81396, 811-08614

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

                Supplement to the Prospectus dated March 1, 1999

                         Supplement dated March 12, 1999


         The Brandes Institutional International Equity Fund (the "Fund") was closed to new shareholders on September 30, 1998. Shareholders who owned shares of the Fund when it closed may continue to purchase shares in their existing accounts. Employer-sponsored retirement plans will be able to open additional accounts for plan participants. Certain clients of Brandes Investment Partners, L.P., the Fund's Advisor, may be allowed to open new accounts in the Fund as the Advisor sees fit. The Fund's Advisor may reopen and close the Fund from time to time in the future, as circumstances warrant.